Material License Agreements	12 Months Ended
Dec. 31, 2022
Disclosure Of Transactions Between Related Parties [Abstract]
Material License Agreements
15.
MATERIAL LICENSE AGREEMENTS

Almirall

In 2012, the Company originally entered into a global licensing agreement with Almirall to develop DHODH inhibitor, LAS186323, which the Company refers to as farudodstat, for rheumatoid arthritis (excluding any topical formulation), without upfront payments. Under the license agreement, the Company agreed to fund and develop farudodstat to the end of Phase 2 through a development program.

The original license agreement was replaced by a new agreement, executed in December 2015 and amended in March 2018, granting an exclusive, worldwide license to develop, manufacture and commercialize farudodstat products for all human diseases, excluding topically-administered products embodying the compound for keratinocyte and hyperproliferative disorders, and the non-melanoma skin cancers basal cell carcinoma, squamous cell carcinomas and Gorlin Syndrome. Under the license agreement, Almirall is eligible to receive milestone payments and royalties based on the sales generated by the Company and/or sublicensees. As of December 31, 2022, the Company did not accrue for the above contingent payments since the milestones have not yet been achieved.

CSL

The Company entered into a global license agreement with CSL Limited (“CSL”), in May 2014, to develop the anti-IL13 receptor monoclonal antibody, CSL334 (which the Company refers to as eblasakimab) and antigen binding fragments thereof, for the treatment, diagnosis or prevention of diseases or conditions in humans, without upfront payments. This license agreement was amended in May 31, 2019, pursuant to which the Company obtained an exclusive, worldwide license to certain intellectual property owned or licensed by CSL, including patents and know-how, to develop, manufacture for clinical trials and commercialize eblasakimab for the treatment, diagnosis or prevention of diseases or conditions in humans. The Company’s development under such agreement is currently focused on the treatment of respiratory and inflammatory conditions, and in particular, atopic dermatitis.

Under the amended agreement, the Company is generally obligated to use diligent efforts to develop eblasakimab products in accordance with the development plan, to obtain marketing approvals for eblasakimab products worldwide and to commercialize eblasakimab products, either by itself or through sublicensees.

In consideration of the rights granted to the Company under the amended agreement, the Company will make a first payment of $30 million to CSL upon commencement of a Phase 3 clinical trial of eblasakimab. The Company will also be required to pay up to an aggregate of $95 million to CSL if certain regulatory milestones are achieved, up to an aggregate of $655 million if certain sales milestones are achieved and tiered royalties on net sales of eblasakimab products ranging between a mid-single digit percentage and 10%. The Company is also responsible for all payments to third-party licensors to CSL, to the extent such obligations relate to the exploitation of the rights licensed under CSL’s agreement with those parties and sublicensed to the Company under the amended agreement. For the year ended December 31, 2022, the Company made a milestone payment of $1 million to CSL in fulfilment of our obligation under the CSL agreement to be responsible for payment required to be made by CSL to third party licensors of technology relating to exploitation of the rights subject to the CSL agreement. The commencement of the first Phase 2 clinical trial, being the Phase 2b trial investigating eblasakimabas as a therapeutic antibody for moderate-to-severe atopic dermatitis. The trial is still ongoing and no further milestones have been met.